                                                                Exhibit 10.10(e)





                             No-Notice Storage and
                   Transportation Delivery Service Agreement
                              Rate Schedule NNT-1

                                    between

                        COLORADO INTERSTATE GAS COMPANY

                                      and

                             GREELEY GAS COMPANY,
                    A DIVISION OF ATMOS ENERGY CORPORATION


            Dated: OCTOBER 1, 1996, OR THE EFFECTIVE DATE AUTHORIZED BY THE FERC FOR CIG'S SERVICE CHANGES FILED IN DOCKET NO. RP96-190, WHICHEVER IS LATER.

                             NO-NOTICE STORAGE AND
                   TRANSPORTATION DELIVERY SERVICE AGREEMENT
                              RATE SCHEDULE NNT-1
--------------------------------------------------------------------------------

     The Parties identified below, in consideration of their mutual promises, agree as follows:

1.   TRANSPORTER: COLORADO INTERSTATE GAS COMPANY

2.   SHIPPER: GREELEY GAS COMPANY, A DIVISION OF ATMOS ENERGY CORPORATION

3. APPLICABLE TARIFF: Transporter's FERC Gas Tariff First Revised Volume No. 1, as the same may be amended or superseded from time to time ("the Tariff").

4. CHANGES IN RATES AND TERMS: Transporter shall have the right to propose to the FERC changes in its rates and terms of service and this Agreement shall be deemed to include any changes which are made effective pursuant to FERC Order or regulation or provisions of law, without prejudice to Shipper's right to protest the same.

5. TRANSPORTATION SERVICE: Transportation Service at and between Point of Withdrawal and Primary Point(s) of Delivery shall be on a firm basis. Delivery of quantities at Secondary Point(s) shall be in accordance with the Tariff.

6. DELIVERY: Transporter agrees to transport and deliver Delivery Quantities to Shipper (or for Shipper's account) at the Point(s) of Delivery identified in the attached Exhibit "A."

7.   RATES AND SURCHARGES: As set forth in Exhibit "B."

8.   PEAK MONTH MDQ: 11,292 Dth per Day.
     MAXIMUM AVAILABLE CAPACITY ("MAC"): 422,142 Dth.
     MAXIMUM DAILY INJECTION QUANTITY ("MDIQ"): 2,814 Dth per Day. MAXIMUM DAILY WITHDRAWAL QUANTITY ("MDWQ"): 11,292 Dth per Day.

     Available Daily Withdrawal Quantity ("ADWQ") shall be subject to the General Terms and Conditions of the Tariff and stated on CIG's Xpress(R) system.

9.   TERM OF AGREEMENT:  Beginning:  October 1, 1996, or the effective date authorized by the FERC for Transporter's service changes filed in Docket No. RP96-190, whichever is later.

                         Extending through: April 30, 2000

10.  NOTICES, STATEMENTS, AND BILLS:

     TO SHIPPER:
       INVOICES FOR TRANSPORTATION:
          Greeley Gas Company,
          a division of Atmos Energy Corporation
          P.O. Box 650205
          Dallas, Texas   75265-0205
          Attention: Gas Supply Department

       ALL NOTICES:
          Greeley Gas Company,
          a division of Atmos Energy Corporation
          P.O. Box 650205
          Dallas, Texas   75265-0205
          Attention: John Hack

     TO TRANSPORTER:
       See Payments, Notices, Nominations, and Points of Contact sheets in the Tariff.

11. SUPERSEDES AND CANCELS PRIOR AGREEMENT: When this Agreement becomes effective, it shall supersede and cancel the following contract(s) between the Parties: The No-Notice Transportation Service Agreement between Transporter and Shipper dated October 1, 1996, and any amendments thereto, and referred to as Transporter's Agreement No. 31028000.

12.  ADJUSTMENT TO RATE SCHEDULE NNT-1 AND/OR GENERAL TERMS AND CONDITIONS: N/A.

13. INCORPORATION BY REFERENCE: This Agreement in all respects shall be subject to the provisions of Rate Schedule NNT-1 and to the applicable provisions of the General Terms and Conditions of the Tariff as filed with, and made effective by, the FERC as same may change from time to time (and as they may be amended pursuant to Section 12 of the Agreement).

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement.


TRANSPORTER:                            SHIPPER:

COLORADO INTERSTATE GAS COMPANY         GREELEY GAS COMPANY,
                                        A DIVISION OF ATMOS ENERGY CORPORATION


By  /s/ Thomas L. Price                 By  /s/ Gordon J. Roy
    ---------------------------------       -----------------------------
    Thomas L. Price                                 Gordon J. Roy
    Vice President                      ---------------------------------
                                              (Print or type name)

                                                  Vice President
                                        ---------------------------------
                                              (Print or type title)

                             EXHIBIT "A"
                             No-Notice Storage and
                   Transportation Delivery Service Agreement
                                    between
                        COLORADO INTERSTATE GAS COMPANY
                                      and
                             GREELEY GAS COMPANY,
                    A DIVISION OF ATMOS ENERGY CORPORATION

            Dated: OCTOBER 1, 1996, OR THE EFFECTIVE DATE AUTHORIZED BY THE FERC FOR CIG'S SERVICE CHANGES FILED IN DOCKET NO. RP96-190, WHICHEVER IS LATER.

1. Shipper's Maximum Delivery Quantity ("MDQ") for the following months shall be as follows:
       January, December (Peak Month MDQ)......11,292 Dth per Day
       February................................8,243 Dth per Day
       March...................................4,856 Dth per Day
       April...................................3,388 Dth per Day
       May - October...........................0 Dth per Day
       November................................7,904 Dth per Day

2.   Shipper's Maximum Available Capacity ("MAC"): 422,142 Dth.
3.   Shipper's Maximum Daily Injection Quantity ("MDIQ"): 2,814 Dth per Day.
4.   Shipper's Maximum Daily Withdrawal Quantity ("MDWQ"): 11,292 Dth per Day.


                                           PRIMARY POINT(S) OF DELIVERY QUANTITY
                                                   (DTH PER DAY) (NOTE 1)
                           -----------------------------------------------------------------------
          PRIMARY                                                              MAY                     DELIVERY
        POINT(S) OF           JANUARY                                        THROUGH                   PRESSURE
         DELIVERY             DECEMBER    FEBRUARY     MARCH       APRIL     OCTOBER     NOVEMBER      P.S.I.G.
-------------------------------------------------------------------------------------------------------------------
CANON CITY GROUP (NOTE 3)
  Canon City                      7,799       5,639       3,354      2,340           0       5,459     (Note 2)

  Colorado State Penitentiary       552         403         237        166           0         386        100

  Engineer's Station 476+78          10           7           4          3           0           7   Line Pressure

  Florence City Gate              1,823       1,331          10        547           0       1,276         60

  Fremont County Industrial          16          12           7          5           0          11   Line Pressure
   Park

  Penrose City Gate                 248         181         107         74           0         174         60

  Penrose PBS-2                     238         174         102         71           0         167   Line Pressure

  Portland City Gate                 65          47          28         20           0          46        100

  Pritchett City Gate                65          47          28         20           0          46        150
                                 -----------------------------------------------------------------

  Total Canon City Group         10,816       7,841       3,877      3,246           0       7,572
                                 =================================================================

CAPACITY RELEASE TOTAL            8,866       6,471       3,812      2,646           0       6,206
                                 =================================================================

                                  EXHIBIT "A"

EADS GROUP

  Brandon Station                    52          38          22         15           0          36        350

  Eads City Gate                    383         280         165        130           0         268         60

  Highline Taps:                      7           5           3          2           0           5   Line Pressure
  Nepolan (Bent County)

  Penrose (Fremont County)           20          15           9          6           0          14   Line Pressure

  Piggery (Fremont County)            7           5           3          2           0           5   Line Pressure

  L.J. Stafford (Baca County)         7           5           3          2           0           5   Line Pressure
                                 -----------------------------------------------------------------

TOTAL EADS GROUP                    476         348         205        157           0         333
                                 =================================================================

McClave Delivery                    650         475         280        195           0         455        500
                                 =================================================================

SPRINGFIELD                       1,300         949         559        390           0         910   Line Pressure
                                 =================================================================

TOTAL                            11,292       8,243       4,856      3,388           0       7,904
                                 =================================================================

NOTES:  (1)  The sum of the Delivery Quantities at Point(s) of Delivery shall not be greater than Shipper's MDQ.

        (2)  Line pressure but not less than 100 p.s.i.g.

        (3) For Capacity Release purposes, the aggregate of the Canon City Group Point of Delivery Quantities is as designated (e.g., 8,866 Dth per Day for the Peak Month MDQ). To the extent that Shipper is not utilizing a portion of its remaining Point of Delivery Quantities at non-Canyon City Group Points of Delivery, Shipper may take up to the Canon City Group total (e.g., 10,816 Dth per Day for January and December) provided that total deliveries under this Agreement do not exceed the monthly MDQ (e.g., 11,292 Dth per Day Peak Month MDQ) unless an Authorized Overrun has been granted to Shipper by Transporter.

                                  EXHIBIT "B"

                             No-Notice Storage and
                   Transportation Delivery Service Agreement
                                    between
                        COLORADO INTERSTATE GAS COMPANY
                                      and
                             GREELEY GAS COMPANY,
                    A DIVISION OF ATMOS ENERGY CORPORATION

            Dated: OCTOBER 1, 1996, OR THE EFFECTIVE DATE AUTHORIZED BY THE FERC FOR CIG'S SERVICE CHANGES FILED IN DOCKET NO. RP96-190, WHICHEVER IS LATER.


                                     COMMODITY INJECTION RATE   FUEL REIMBURSEMENT   SURCHARGES
-----------------------------------------------------------------------------------------------
Storage Injection..................           (Note 1)               (Note 2)         (Note 3)


PRIMARY POINT(S)     R1 RESERVATION          COMMODITY
  OF DELIVERY             RATE            DELIVERY RATE         TERM OF RATE         SURCHARGES
-----------------------------------------------------------------------------------------------
As listed on            (Notes 1          (Notes 1 and 5)    Through 4/30/2000        (Note 3)
Exhibit "A"               and 4)




NOTES:  (1)  Unless otherwise agreed by the Parties in writing, the rates for service hereunder shall be Transporter's maximum rates for service under Rate Schedule NNT-1 or other superseding Rate Schedule, as such rates may be changed from time to time.

        (2) Fuel Reimbursement shall be as stated on Transporter's Schedule of Surcharges and Fees in The Tariff, as they may be changed from time to time, unless otherwise agreed between the Parties.

                                  EXHIBIT "B"


NOTES:  (3)  Applicable Surcharges:

             All applicable surcharges, unless otherwise specified, shall be the maximum surcharge rate as stated in the Schedule of Surcharges and Fees in The Tariff, as such surcharges may be changed from time to time.

             GQC:
                The Gas Quality Control Surcharge shall be assessed pursuant to
                Article 20 of the General Terms and Conditions as set forth in The Tariff.

             GRI:
                The GRI Surcharge shall be assessed pursuant to Article 18 of the General Terms and Conditions as set forth in The Tariff.

             HFS:
                The Hourly Flexibility Surcharge shall be assessed pursuant to
                Article 20 of the General Terms and Conditions as set forth in The Tariff.

             ORDER NO. 636 TRANSITION COST MECHANISM:
                Surcharge(s) shall be assessed pursuant to Article 21 of the General Terms and Conditions as set forth in The Tariff.

             ACA:
                The ACA Surcharge shall be assessed pursuant to Article 19 of the General Terms and Conditions as set forth in The Tariff.

        (4) If Shipper releases any of its capacity (i.e., becomes a Releasing Shipper under Transporter's Capacity Release Program) and the Replacement Shipper is paying more than the Releasing Shipper, Transporter shall be entitled to the difference, if any, between the reservation charge(s), including all applicable surcharges, being paid by the Replacement Shipper, and the reservation charges, including all applicable surcharges, being paid by the Releasing Shipper.

        (5) The Authorized Overrun Rate charged by Transporter shall be determined pursuant to the Stipulation and Agreement in Docket No. RP96-190, when applicable, while such Settlement is in effect.